





Patented Precast.
Proven Performance.

SMITH-MIDLAND®
EXCELLENCE IN PRECAST CONCRETE

NASDAQ: SMID

INVESTOR PRESENTATION

AUGUST 26, 2026

Safe Harbor Statement

These slides and the accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of Smith-Midland Corporation ("SMID" or the "Company"), including, without limitation, financial targets, business strategy, financial products and business trends, business prospects, and plans and objectives for future operations, are forward-looking statements. SMID has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those that may be described in greater detail in the Company's publicly filed documents, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and subsequently filed Forms 10-Q and 8-K. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. SMID undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in SMID's expectations.

This presentation may contain forward-looking statements about Smith-Midland Corporation within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as will, expect, believe, anticipate, think, outlook, hope and variations of such words and similar expressions identify such forward-looking statements, including financial targets, business strategy, and plans and objectives for future operations.

Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers, or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers, or representatives makes any representations as to the accuracy of completeness of that data or to update such data. Such data involves risks and uncertainties and is subject to change based on various factors.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP) the Company uses EBITDA as a non-GAAP financial measure. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses this non-GAAP financial measure for financial and operational decision making and to evaluate period-to-period comparisons. The Company believes that it provides useful information about operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measure used by the Company in the presentation may be different from the methods used by other companies.

Smith-Midland at a Glance

SMID (Nasdaq)	**$89.5M** Revenue (TTM)
~$145M Market Cap* * As of 8/24/26	**$7.7M** Net Income (TTM)
$57.4M Backlog As of 8/1/26	**$14.3M** EBITDA (TTM)** ** Recon on Page 18

Inventor, manufacturer, and licensor of proprietary precast concrete products since 1960

Patented and proprietary portfolio

J-J Hooks® safety barrier, SlenderWall®, Easi-Set® / Easi-Span® buildings, SoftSound® soundwall, utility products

Three manufacturing plants

Midland, VA • Reidsville, NC • Hopkins, SC (Columbia area)

National reach through licensing

Licensees manufacture SMID's patented products across North America — high-margin royalty income with no capital outlay

Highly Customized Products


Decorative


Security


Military Training

Concrete Safety Barrier Rental Division

Construction, Highway, & Event Security

250K linear feet fleet

Expansion to **575K** linear feet





Shift to **barrier rentals** vs sales

Recurring revenues

Stability of earnings and income

Improved cash-flow cycle

Expanded Geographic Reach through Licensing



Canada
United States
Mexico
Belgium
Trinidad & Tobago
New Zealand
Australia
Multiple Products
J-J Hooks Barrier
Easi-Set Buildings
SlenderWall
SoftSound
Beach Prisms

Worldwide licensees manufacture SMID's patented products across North America — ***high-margin royalty income with no capital outlay***

California licensee is constructing a new 400,000 sq ft manufacturing facility

70
Licensees

6%
Royalty

Infrastructure Spend Tailwinds Benefit Smith-Midland




CONCRETE SAFETY
J.J Hooks

- New **MASH TL3** standard - all U.S. highway barrier **mandated replacement** over the next 4-6 years
- J-J Hooks **approved in California**– 2nd most highway miles in U.S.
- **Low-profile barrier** offers lower cost and easier installation
- **Accelerated spend** through Public / Private Partnerships

Multi-Year Federal Funding Runway

Substantial share of Infrastructure Investment and Jobs Act highway funding remains to be obligated and spent — work already authorized continues converting to projects through the late 2020s.

Congress is advancing the next surface transportation bill: the House's BUILD America 250 Act proposes a meaningful step-up in highway contract authority, with Senate Environmental and Public Works action pending — funding visibility into the 2030s.

Increase in State DOT bidding activity across infrastructure initiatives nationwide — soundwall, barrier, and bridge work - correlate directly to SMID's patented portfolio.

"By 2040, the global demand for new infrastructure investment is **$68 trillion**. To put that price tag in perspective, it's roughly the equivalent of building the entire Interstate Highway System and the Transcontinental Railroad, start to finish, **every six weeks—for the next 15 years**."

-Lawrence Fink, Blackrock CEO
2025 Letter to Shareholders

Trends Favoring Off-Site Precast Modular Construction

- **Macro trend to off-site** modular construction
- **Shortened** lead times
- **Reduced** subcontractors
- **Minimization** of carrying costs
- **Increased** quality
- **Speed** of installation
- **Aging** construction workforce
- **Developer** saves **Time & Money**
  - Less labor and equipment





Special Barrier Projects

What they are

Large, high-margin barrier rental deployments awarded for major events and security needs.

Unscheduled by nature

Cannot predict when special projects will arrive. They are not in backlog and not included in budgeting.

Strong event calendar in 2026

America250 celebrations, FIFA World Cup, and other major national-security events — settings where SMID's barrier fleet has historically won special projects.

HOW TO READ SPECIAL PROJECTS

- Special projects cause "lumpy" comparisons
- Special projects uncorrelated to underlying demand for core products.
- Future special projects provide upside – higher margin than regular business

Backlog Does Not Tell The Full Story

Significant portion of revenue and a disproportionate share of profit **flows entirely outside backlog.**

Barrier rentals

Only large rental projects are included in backlog with smaller "quick hits". $6-8 million not included in backlog

Special barrier projects

High-profile, high-margin business

Unannounced projects – scheduled and unscheduled events

Royalty income **$4.2M in FY2025**

Recurring licensing income — structurally outside backlog

Product production and delivery

$5-7 million of smaller "quick hit" projects outside backlog



BACKLOG
(in millions)
Millions
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$30.9
$19.6
$29.0
$52.4
$60.8
$59.2
$53.1
$57.4
2019
2020
2021
2022
2023
2024
2025
8/1/2026

Recent Contract Awards Underscore Momentum

- $10 million to manufacture precast concrete SoftSound, retaining wall components, and pre-stressed columns for Virginia Department of Transportation improvements along Interstate 81 near Roanoke, VA
  - *Third-largest contract in history of company*
- $1.7 million contract to manufacture and deliver multiple sizes of precast concrete utility vaults for a data center project in northern Louisiana.
- Nearly $1 million of underground precast utility vaults and manholes for a new data center near Fredericksburg, VA
- SoundWall and retaining wall systems for the Devlin Road project for Fairfax County Parkway project in Fairfax, VA
- SoundWall panels for the Virginia DOT Route 164 project in Portsmouth, VA

Annual Revenue, Revenue by Segment



REVENUE
(in millions)
Millions
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$46.7
$43.9
$50.6
$50.1
$59.6
$78.5
$93.4
$89.5
2019
2020
2021
2022
2023
2024
2025
TTM 6/2026

2025 Revenue by Segment



4%
21%
23%
52%
Product sales
Shipping & installation
Barrier rentals
Royalties

Product sales — $48.3M

Services — $41.0M

Shipping & installation ($21.3M)
Barrier rentals ($19.7M

Royalties — $4.2M

Earnings per Share & EBITDA



Earnings per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.38
$0.51
$1.45
$0.15
$0.15
$1.45
$2.36
$1.46
2019
2020
2021
2022
2023
2024
2025
TTM 6/2026



EBITDA*
(in millions)
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$4.4
$6.4
$11.9
$4.1
$4.0
$12.7
$20.0
$14.3
2019
2020
2021
2022
2023
2024
2025
TTM 6/2026

* See EBITDA Reconciliation on Page 18

2H26 Outlook

- Expected to trend higher than 2H25
  - SoundWall
  - SlenderWall
  - Easi-Set/Easi-Span
  - Utility vaults
  - Barrier rentals (ex. special project)
  - Royalty revenue
- Misc. walls to be similar to 2H25, Misc. panels expected to be lower
- Barrier sales expected to be lower than 2H25 reflecting rental strategy
- Total revenue anticipated to be lower due to special barrier projects in 2025

Investment Highlights

Leading precast concrete manufacturer

Proprietary products include J-J Hooks, EASI-SET, SoundWall and SlenderWall

Growing licensee base expanding geographic reach

70 licensees across seven countries

Strategic shift to barrier rental model

Higher margin, favorable cash flow model

Backlog of $57.4 million

Up 19% sequentially; 6% year over year

Macro-economic tailwind from increased infrastructure spending

Transportation and commercial construction

Strong balance sheet

$10.7 million in cash, $4.1 million in debt



SMITH-MIDLAND®

EXCELLENCE IN PRECAST CONCRETE

APPENDIX

540-439-3266

investors@smithmidland.com

www.SmithMidland.com

Non-GAAP Reconciliation

	2019	2020	2021	2022	2023	2024	2025	TTM 6/30/2026
Net income	$1,959	$2,665	$7,570	$800	$795	$7,675	$12,506	$7,728
Adjustments:								
Depreciation & amortization	1,793	2,412	2,671	2,881	2,399	2,664	2,887	3,571
Income taxes	549	1,127	1,524	145	528	2,143	4,520	3,045
Total interest expense, net	139	182	155	246	231	184	59	(58)
EBITDA	$4,440	$6,386	$11,920	$4,072	$3,953	$12,666	$19,972	$14,286

Balance Sheet

ASSETS		June 30, 2026		December 31, 2025
Current assets				
Cash	$	10,663	$	11,884
Other current assets		35,421		36,863
Total current assets		**46,084**		**48,747**
Property and equipment, net		40,008		38,478
Other assets		601		504
Total assets	**$**	**86,693**	**$**	**87,729**

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities				
Current maturities of notes payable		661		648
Other current liabilities		10,689		13,684
Total current liabilities		**11,350**		**14,332**
Notes payable - less current maturities		3,475		3,799
Other liabilities		14,829		15,294
Total liabilities		**29,654**		**33,425**
Total stockholders' equity		**57,039**		**54,304**
Total liabilities and stockholders' equity	**$**	**86,693**	**$**	**87,729**